Exhibit A


                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


Payment Date: 15 September, 1999.
Calculation Date: 09 September 1999.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Balance on
                                                                Prior Balance       Deposits         Withdrawals  Calculation Date
   -------------------------------------------------------------------------------------------------------------------------------
                                                                 10-Aug-99                                           9-Sep-99

   Lessee Funded Account                                                  0.00             0.00             (0.00)           0.00
   Expense Account (note ii)                                      1,109,168.35    13,913,262.46     (9,596,363.00)   5,426,067.81
   Collection Account (note iii)                                217,155,816.29    44,489,601.45    (48,420,134.29) 213,225,283.45
   -------------------------------------------------------------------------------------------------------------------------------
    -  Miscellaneous Reserve                                     40,000,000.00                                      40,000,000.00
    -  Maintenance Reserve                                       80,000,000.00                                      80,000,000.00
    -  Security Deposit                                          48,708,182.00                                      48,735,682.00
    -  Other Collections (net of interim withdrawals)            48,447,634.29                                      44,489,601.45
   -------------------------------------------------------------------------------------------------------------------------------
   Total                                                        218,264,984.64    58,402,863.91    (58,016,497.29) 218,651,351.26
   -------------------------------------------------------------------------------------------------------------------------------



(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

   ----------------------------------------------------------------------------
   Balance on preceding Calculation Date (Aug 10,1999)            1,109,168.35
   Transfer from Collection Account (previous Payment Date)      13,890,831.65
   Transfer from Collection Account (interim deposit)                     0.00
   Interest Earned during period                                     22,430.81
   Payments during period between prior Calculation Date and
      the relevant Calculation Date:
    - Payments on previous Payment Date                          (3,475,474.48)
    - Other payments                                             (6,120,888.52)
                                                               ----------------
   Balance on relevant Calculation Date (Sept 09, 1999)           5,426,067.81
   ----------------------------------------------------------------------------


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

   ----------------------------------------------------------------------------
   Balance on preceding Calculation Date (Aug 10,1999)          217,155,816.29
   Collections during period                                     44,379,714.78
   Swap receipts (previous Payment Date)                            109,886.67
   Transfer to Expense Account  (previous Payment Date)         (13,890,831.65)
   Transfer to Expense Account  (interim withdrawal)                      0.00
   Net transfer to Lessee Funded Accounts                                 0.00
   Aggregate Certificate Payments (previous Payment Date)       (33,705,724.47)
   Swap payments (previous Payment Date)                           (823,578.17)
                                                               ----------------
   Balance on relevant Calculation Date (Sept 09, 1999)         213,225,283.45
   ----------------------------------------------------------------------------

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

   ==============================================================================================
                          ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                          ----------------------------------------------

                          Priority of Payments
                       (i) Required Expense Amount                                  15,000,000.00
                      (ii) a) Class A Interest                                       9,875,584.31
                           b) Swap Payments                                            748,878.38
                     (iii) First Collection Account Top-up                         120,000,000.00
                      (iv) Minimum Hedge Payment                                             0.00
                       (v) Class A Minimum Principal                                         0.00
                      (vi) Class B Interest                                          1,530,247.31
                     (vii) Class B Minimum Principal                                 1,137,989.23
                    (viii) Class C Interest                                          2,489,315.63
                      (ix) Class D Interest                                          3,625,000.00
                       (x) Second Collection Account Top-up                         49,074,196.00
                      (xi) Class A Principal Adjustment Amount                      15,170,140.40
                     (xii) Class C Scheduled Principal                                       0.00
                    (xiii) Class D Scheduled Principal                                       0.00
                     (xiv) Modification Payments                                             0.00
                      (xv) Soft Bullet Note Step-up Interest                                 0.00
                     (xvi) Class E Minimum Interest                                          0.00
                    (xvii) Supplemental Hedge Payment                                        0.00
                   (xviii) Class B Supplemental Principal                                    0.00
                     (xix) Class A Supplemental Principal                                    0.00
                      (xx) Class D Outstanding Principal                                     0.00
                     (xxi) Class C Outstanding Principal                                     0.00
                    (xxii) Class E Supplemental Interest                                     0.00
                   (xxiii) Class B Outstanding Principal                                     0.00
                    (xxiv) Class A Outstanding Principal                                     0.00
                     (xxv) Class E Accrued Unpaid Interest                                   0.00
                    (xxvi) Class E Outstanding Principal                                     0.00
                   (xxvii) Charitable Trust                                                  0.00
                                                                                 ----------------
   Total Payments with respect to Payment Date                                     218,651,351.26
         Less Collection Account Top-Ups ((iii) and (x)above)                     (169,074,196.00)
                                                                                 ----------------
                                                                                    49,577,155.26
                                                                                 ================

   ==============================================================================================

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

 -----------------------------------------------------------------------------------------------------------------------------------
 (a) FLOATING RATE CERTIFICATES                                  A-4             A-6             A-7             A-8         Class B
     --------------------------
     Applicable LIBOR                                       5.26875%        5.26875%        5.26875%        5.26875%        5.26875%
     Applicable Margin                                      0.62000%        0.34000%        0.26000%        0.37500%        0.75000%
     Applicable Interest Rate                               5.88875%        5.60875%        5.52875%        5.64375%        6.01875%
     Interest Amount Payable                              981,458.33    3,067,928.06    2,534,010.42    3,292,187.50    1,530,247.31
     Step Up Interest Amount                                    0.00            0.00            0.00            0.00            0.00

     Opening Principal Balance                        200,000,000.00  656,387,550.56  550,000,000.00  700,000,000.00  305,096,036.99
     Minimum Principal Payment Amount                           0.00            0.00            0.00            0.00    1,137,989.23
     Adjusted Principal Payment Amount                          0.00   15,170,140.40            0.00            0.00            0.00
     Supplemental Principal Payment Amount                      0.00            0.00            0.00            0.00            0.00
     Total Principal Distribution Amount                        0.00   15,170,140.40            0.00            0.00    1,137,989.23
     Redemption Amount
      - amount allocable to principal                           0.00            0.00            0.00            0.00            0.00
      - premium allocable to premium                            0.00            0.00            0.00            0.00            0.00
                                                   ---------------------------------------------------------------------------------
     Outstanding Principal Balance (Sept 15,1999)     200,000,000.00  641,217,410.16  550,000,000.00  700,000,000.00  303,958,047.76
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------
 (b) FIXED RATE CERTIFICATES                                 Class C         Class D
     Applicable Interest Rate                                8.1500%        10.8750%
     Interest Amount Payable                            2,489,315.63    3,625,000.00

     Opening Principal Balance                        366,525,000.00  400,000,000.00
     Scheduled Principal Payment Amount                         0.00            0.00
     Redemption Amount
      - amount allocable to principal                           0.00            0.00
      - amount allocable to premium                             0.00            0.00
     Actual Pool Factor                                    0.9774000       1.0000000
                                                   ----------------------------------
     Outstanding Principal Balance (Sept 15,1999)     366,525,000.00  400,000,000.00

 ------------------------------------------------------------------------------------

 Table of rescheduled Pool Factors                               n/a             n/a
   in the event of a partial redemption

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        A-4           A-6           A-7           A-8       Class B
     Applicable LIBOR                                              5.38000%      5.38000%      5.38000%      5.38000%      5.38000%
     Applicable Margin                                             0.62000%      0.34000%      0.26000%      0.37500%      0.75000%
     Applicable Interest Rate                                      6.00000%      5.72000%      5.64000%      5.75500%      6.13000%
------------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                        A-4           A-6           A-7           A-8       Class B

     Opening Principal Amount                                      2,000.00      6,563.88      5,500.00      7,000.00      3,050.96
     Total Principal Payments                                          0.00        151.70          0.00          0.00         11.38
                                                          --------------------------------------------------------------------------
     Closing Outstanding Principal Balance                         2,000.00      6,412.17      5,500.00      7,000.00      3,039.58

     Total Interest                                                    9.81         30.68         25.34         32.92         15.30
     Total Premium                                                     0.00          0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES

                                                  Class C           Class D

     Opening Principal Amount                    3,665.25          4,000.00
     Total Principal Payments                        0.00              0.00
                                   -----------------------------------------
     Outstanding Principal Balance               3,665.25          4,000.00

     Total Interest                                 24.89             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------